UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 30, 2005

Sigma Designs, Inc.
(Exact name of registrant as specified in its charter)

California	000-15116	94-2848099
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1221 California Circle
Milpitas, California    95035
(Address of principal executive offices including zip code)

(408) 262-9003
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

      On August 30, 2005, Sigma Designs, Inc. issued a press release reporting second quarter fiscal 2006 results. The press release is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits
Exhibit No.	Description
99.1	Press Release of Sigma Designs, Inc., dated as of August 30, 2005, entitled "Sigma Designs, Inc. Reports Second Quarter Results."

SIGNATURES

Pursuant to the requirements of the Security Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 30, 2005

Sigma Designs, Inc.

By:	/s/ KIT TSUI

Kit Tsui
Chief Financial Officer and Secretary (Principal Financial Officer and Accounting Officer)

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Sigma Designs, Inc., dated as of August 30, 2005, entitled "Sigma Designs, Inc. Reports Second Quarter Results." PDF

PDF    Also provided in PDF format as a courtesy.